                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 95-7 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1995 to October 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                   Phyllis A. Knight
                                   Assistant Vice President and
                                    Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.00%, 6.15%, 6.35%, 6.70%,
                                 6.95%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995

                                   CUSIP#'S  393505- JE3,JF0,JG8,JH6,JJ2,JK9
                                   TRUST ACCOUNT #3334400-0
                                   REMITTANCE DATE:  11/15/95

                                                Total $       Per $1,000
                                                 Amount        Original
                                                -------       ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                          $4,982,753.47

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                        0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                             0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate
             (6.00%, unless Weighted Average
             Contract Rate is below 6.00%)           6.00%
         b. Class A-1 Interest                  203,165.82   4.67047862
         c. Class A-2 Remittance Rate
             (6.15%, unless Weighted Average
             Contract Rate is below 6.15%)           6.15%
         d. Class A-2 Interest                  279,312.50   5.12500000
         e. Class A-3 Remittance Rate
             (6.35%, unless Weighted Average
             Contract Rate is below 6.35%)           6.35%
         f. Class A-3 Interest                  185,208.33   5.29166657
         g. Class A-4 Remittance Rate
             (6.70%, unless Weighted Average
             Contract Rate is below 6.70%)           6.70%
         h. Class A-4 Interest                  161,916.67   5.58333345
         i. Class A-5 Remittance Rate
             (6.95%, unless Weighted Average
             Contract Rate is below 6.95%)           6.95%
         j. Class A-5 Interest                  289,583.33   5.79166660
         k. Class A-6 Remittance Rate
             (7.35%, unless Weighted Average
             Contract Rate is below 7.35%)           7.35%
         l. Class A-6 Interest                  469,328.13   6.12500007

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                  .00          .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.00%, 6.15%, 6.35%,
                              6.70%, 6.95%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995

                                  CUSIP#'S 393505- JE3,JF0,JG8,JH6,JJ2,JK9
                                  TRUST ACCOUNT #3334400-0
                                  REMITTANCE DATE:  11/15/95

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                    .00               .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                                  2,144,111.77              N/A
         a. Scheduled Principal                    463,616.13              N/A
         b. Principal Prepayments                1,488,708.32              N/A
         c. Liquidated Contracts                          .00              N/A
         d. Repurchases                            191,787.32              N/A

     (6) Pool Scheduled Principal
         Balance                               342,743,117.53     985.59053952
    (6a) Pool Factor                                .98559054

     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                             .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance, divided by Pool
         Scheduled Principal Balance)                  90.42%

     (9) Class A Percentage for the following
         Remittance Date                               90.36%

    (10) Class A Principal Distribution:
         a. Class A-1                            2,144,111.77      49.28992575
         b. Class A-2                                     .00              .00
         c. Class A-3                                     .00              .00
         d. Class A-4                                     .00              .00
         e. Class A-5                                     .00              .00
         f. Class A-6                                     .00              .00

    (11) Class A-1 Principal Balance            38,489,051.53     884.80578230
   (11a) Class A-1 Pool Factor                      .88480578

    (12) Class A-2 Principal Balance            54,500,000.00     1000.0000000
   (12a) Class A-2 Pool Factor                     1.00000000

    (13) Class A-3 Principal Balance            35,000,000.00     1000.0000000
   (13a) Class A-3 Pool Factor                     1.00000000

    (14) Class A-4 Principal Balance            29,000,000.00     1000.0000000
   (14a) Class A-4 Pool Factor                     1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.00%, 6.15%, 6.35%,
                              6.70%, 6.95%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995

                                   CUSIP#'S 393505- JE3,JF0,JG8,JH6,JJ2,JK9
                                   TRUST ACCOUNT #3334400-0
                                   REMITTANCE DATE:  11/15/95

    (15) Class A-5 Principal Balance            50,000,000.00     1000.0000000
   (15a) Class A-5 Pool Factor                     1.00000000

    (16) Class A-6 Principal Balance            76,625,000.00     1000.0000000
   (16a) Class A-6 Pool Factor                     1.00000000

    (17) Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                             .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (18) 31-59 days                              1,697,789.32               48

    (19) 60 days or more                           104,235.48                2

    (20) Current Month Repossessions                        0                0

    (21) Repossession Inventory                             0                0

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in October, 1999)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                  .03%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                     .01%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                  .50%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                     .21%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.00%, 6.15%, 6.35%,
                              6.70%, 6.95%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995

                               CUSIP#'S  393505- JE3,JF0,JG8,JH6,JJ2,JK9
                               TRUST ACCOUNT #3334400-0
                               REMITTANCE DATE:  11/15/95

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from October 1, 1999 to
         September 30, 2000, 6.5% from October 1, 2000 to
         September 30, 2001, 8.5% from October 1, 2001 to
         September 30, 2002 and 9.5% thereafter)                      0%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                          0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                        0%

(26) Class M-1 Principal Balance Test

     (a) Pool Scheduled Principal Balance as of preceding Remittance Date divided by sum of Class M-1 Principal Balance and
         Class B Principal Balance (before distributions on current
         Remittance Date; may not exceed 25.5%)                   17.14%

(27) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 14.25%) and the Class B Principal
         Balance as of such Remittance Date is greater than
         or equal to $6,955,081.00                                 9.58%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT     CUSIP#'S 393505-JL7
                                  October, 1995     TRUST ACCOUNT #3334400-0
                                      Page 5        REMITTANCE DATE:  11/15/95

                                                 Total $            Per $1,000
                                                 Amount              Original
                                                 -------            ----------
  CLASS M1 CERTIFICATES
  ---------------------
 (28) Amount available (including Monthly
      Servicing Fee)                           1,250,126.93

A.    Interest
 (29) Aggregate interest
      a. Class M-1 Remittance Rate (7.35%,
         unless Weighted Average Contract
         Rate is below 7.35%)                         7.35%
      b. Class M-1 Interest                      159,862.50         6.12500000

 (30) Amount applied to Class M-1 Interest
      Deficiency Amount                                 .00                  0

 (31) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                 .00                  0

 (32) Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall            .00                  0

 (33) Remaining:
      a. Unpaid Class M-1 Interest Shortfall            .00                  0

B.    Principal
 (34) Formula Principal Distribution Amount
      a. Scheduled Principal                            .00                N/A
      b. Principal Prepayments                          .00                N/A
      c. Liquidated Contracts                           .00                N/A
      d. Repurchases                                    .00                N/A

 (35) Class M-1 Principal Balance             26,100,000.00      1000.00000000
(35a) Class M-1 Pool Factor                      1.00000000

 (36) Class M-1 Percentage after prior
      Remittance Date                                  .00%

 (37) Class M-1 Percentage for such Remittance
      Date                                             .00%

 (38) Class M-1 Percentage for the following
      Remittance Date                                  .00%

 (39) Class M-1 Principal Distribution:
      a. Class M-1 (current)                            .00         0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                           .00

 (40) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                              .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.35%, 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                October, 1995     CUSIP#'S 393505-JM5, JN3
                                    Page 5        REMITTANCE DATE:  11/15/95

                                                    Total $         Per $1,000
                                                     Amount          Original
                                                    -------         ----------
Class B1 Certificates
---------------------
  (1) Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including
      Monthly Servicing Fee)                      1,090,264.43

  (2) Class B-1 Remittance Rate (7.35% unless
      Weighted Average Contract Rate is
      below 7.35%)                                       7.35%

  (3) Aggregate Class B1 Interest                   117,140.63       6.12500026

  (4) Amount applied to Unpaid Class
      B1 Interest Shortfall                                .00              .00

  (5) Remaining unpaid Class B1
      Interest Shortfall                                   .00              .00

  (6) Amount applied to Class B1 Interest
      Deficiency Amount                                    .00

  (7) Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                    .00

  (8) Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date             .00

  (9) Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                .00

 (9a) Class B Percentage for the following
      Remittance Date                                      .00

 (10) Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)               .00

(11a) Class B1 Principal Shortfall                         .00

(11b) Unpaid Class B1 Principal Shortfall                  .00

 (12) Class B Principal Balance                  33,029,066.00

 (13) Class B1 Principal Balance                 19,125,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.35%, 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                October, 1995      CUSIP#'S 393505-JM5, JN3
                                    Page 5         REMITTANCE DATE:  11/15/95

                                                    Total $         Per $1,000
                                                     Amount          Original
                                                    -------         ----------
Class B2 and C Certificates
---------------------------
 (12) Remaining Amount Available                  973,123.80

 (13) Class B-2 Remittance Rate (7.70%
      unless Weighted Average Contract
      Rate is less than 7.70%)                         7.70%

 (14) Aggregate Class B2 Interest                  89,217.76        6.41666689

 (15) Amount applied to Unpaid Class
      B2 Interest Shortfall                              .00               .00

 (16) Remaining Unpaid Class B2
      Interest Shortfall                                 .00               .00

 (17) Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date           .00

 (18) Class B2 Principal Liquidation Loss Amount         .00

 (19) Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)          .00

 (20) Guarantee Payment                                  .00

 (21) Class B2 Principal Balance               13,904,066.00

 (22) Monthly Servicing Fee (Deducted from Certificate
      Account balance to arrive at Amount Available
      if the Company is not the Servicer; deducted
      from funds remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount, Class B-1 Distribution Amount and
      Class B-2 Distribution Amount; if the
      Company is the Servicer)                    143,703.01

 (23) 3% Guarantee Fee                            740,203.03

 (24) Class C Residual Payment                           .00

 (25) Class M-1 Interest Deficiency on such
      Remittance Date                                    .00

 (26) Class B-1 Interest Deficiency on such
      Remittance Date                                    .00

 (27) Repossessed Contracts                              .00

 (28) Repossessed Contracts Remaining
      in Inventory                                       .00

 (29) Weighted Average Contract Rate                10.11673

                                     GTFC
                                    1995-7
                                 October, 1995
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties



                                              Repurchase
Account#        Principal       Interest        Amount
--------        ---------       --------      ----------

16418176        23,613.75        138.73        23,752.48
23416492        53,203.18        312.57        53,515.75
60407401        73,467.09        431.62        73,898.71
65413737        41,503.30        243.83        41,747.13
              -----------     ---------      -----------

TOTALS        $191,787.32     $1,126.75      $192,914.07
              ===========     =========      ===========